                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 27, 2001




               HARTFORD LIFE, INC.                                             HARTFORD LIFE CAPITAL II
        ------------------------------------                           -------------------------------------
           (Exact name of registrant as                                     (Exact name of registrant as
             specified in its charter)                                        specified in its charter)

         Delaware                         1-12749                          Delaware                         1-12749-02
---------------------------               -------               ------------------------------            -------------
(State or other jurisdiction             (Commission               (State or other jurisdiction              (Commission
      of Incorporation)                  File Number)                    of Incorporation)                   File Number)

        06-1470915                                                    To be applied for
---------------------------                                     ------------------------------
       (IRS Employer                                                     (IRS Employer
    Identification No.)                                               Identification No.)


                              Hartford Life, Inc.
                              200 Hopmeadow Street
                             Simsbury, Connecticut
                             ---------------------
          (Address of principal executive offices of each registrant)

                                     06089
                                     -----
                                    Zip Code

                                 (860) 547-5000
                                 --------------
                         Registrants' telephone number

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Item 5.  Other Events:
-------  -------------

  On February 27, 2001, Hartford Life and Hartford Life Capital II (the "Trust") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Warburg LLC for the issuance and sale of 8,000,000 Preferred Securities designated the 7.625% Trust Preferred Securities of the Trust. This Form 8-K is being filed to incorporate by reference into Registration Statements on Form S-3 (File Nos. 333-21865 and 333-56283) (the "Registration Statements"), the tax opinion of Debevoise & Plimpton, who acted as special counsel to Hartford Life and the Trust in connection with the Registration Statements. The opinion of Debevoise & Plimpton is attached hereto as Exhibit 8.


Item 7   Financial Statements and Exhibits
------   ---------------------------------

     c)  The following is filed as an exhibit to this Current Report:

Exhibit
Number            Description
------            -----------

8.      Tax Opinion of Debevoise & Plimpton dated February 27, 2001.

                                                                               2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HARTFORD LIFE, INC.


Date:  April 5, 2001                 By:  /s/ C. Michael O'Halloran
                                          -------------------------
                                          Name:  C. Michael O'Halloran
                                          Title: Its Vice President


                                          HARTFORD LIFE CAPITAL II
                                          By:  HARTFORD LIFE, INC., as Sponsor


Date:  April 5, 2001                 By:  /s/ C. Michael O'Halloran
                                          -------------------------
                                          Name:  C. Michael O'Halloran
                                          Title: Its Vice President

                                 EXHIBIT INDEX
                                 -------------

Exhibit Number                          Description
--------------                          -----------

8.                  Tax Opinion of Debevoise & Plimpton dated February 27, 2001.

                                                                               3